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                                                                   EXHIBIT 10(a)



                             CONSENT OF ACCOUNTANTS

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                         INDEPENDENT AUDITORS' CONSENT



    We   consent  to  the  use  in  this  Post-Effective  Amendment  No.  13  to
Registration Statement No. 33-35412 on Form N-4 of our report dated March 1, 1996 related to the financial statements of Northbrook Variable Annuity Account II and our report dated March 1, 1996 related to the financial statements and financial statement schedule of Northbrook Life Insurance Company contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company) which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ DELOITTE & TOUCHE LLP



Chicago, Illinois
December 27, 1996